SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is March 11, 2022.

For Certain MFS® Funds

Effective immediately, the following is added after the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the sub-section entitled “MFS Blended Research Growth Equity Fund” under the main heading entitled "Appendix B – Description of Underlying Funds":
At a special shareholder meeting held on March 7, 2022, shareholders of the fund approved a proposal to reclassify the fund from diversified to non-diversified. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

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